                                                                               .
                                                                               .
                                                                               .

                       OFFICE OF THE UNITED STATES TRUSTEE


In re:                                                           DEBTOR IN POSSESSION INTERIM STATEMENT
 The Kushner-Locke Company                                                                                            Page 1 of 3
                                                                         Statement Number:         23
Chapter 11                                                            For the Period FROM:      9/1/2003
Case No. LA 01-44828-SB (Administratively Consolidated with                            TO:     9/30/2003
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)


CASH ACTIVITY ANALYSIS (Cash Basis Only)                             Collateral     Concentration
                                                                       Account          Account
                                                                       -------          -------
Balance before Statement #1                                       $   268,333.21        65,956.21
                                                                  --------------        ---------
A.  Total Receipts per all Prior Interim Statements                 4,433,521.62     3,343,466.40
                                                                  --------------        ---------
B.  Less:  Total Disbursements per all Prior Statements             3,355,912.51     3,369,160.14
                                                                  --------------        ---------
C.  Beginning Balance                                             $ 1,345,942.32        40,262.47
                                                                  --------------        ---------
D.  Receipts during Current Period

      Description

      9/3/2003                   Wire Transfer                                      $   20,000.00
      9/5/2003                   BL Distribution Corp.            $    97,563.91
     9/16/2003                   Wire Transfer                                      $   26,000.00
     9/30/2003                   Wire Transfer                                      $   17,000.00
     9/30/2003                   interest                         $       707.24








      TOTAL RECEIPTS THIS PERIOD                                       98,271.15         63,000.00            --                --
E.  Balance Available (C plus D)                                  $ 1,444,213.47        103,262.47    $       --       $        --

 DEBTOR IN POSSESSION INTERIM STATEMENT NO: 23                       Page 2 of 3

F.  Less:  Disbursements during Current Period:

 Date        Check No.    Payee/Purpose
--------------------------------------------
9/3/2003                 ADP Taxes                                              $     6,210.26
9/3/2003                 Wire Transfer                        $     20,000.00
9/4/2003       8010      Payroll                                                $       980.58
9/4/2003       8011      Payroll                                                $     8,661.05
9/4/2003       8012      Payroll                                                $     1,332.84
9/4/2003       8013      Payroll                                                $     2,293.03
9/5/2003                 ADP Fees                                               $       148.56
9/9/2003       37766     Bonded Services, Inc                                   $     6,292.75
9/9/2003       37767     Doniger & Fetter                                       $       765.49
9/9/2003       37768     Marathon Services, Inc                                 $       259.80
9/9/2003       37769     Qwest Communications                                   $        40.43
9/9/2003       37770     SBC                                                    $        43.49
9/9/2003       37771     USI of Southern California                             $        60.00
9/9/2003       37772     Zerolag Communications, Inc                            $       100.00
9/12/2003                ADP Fees                                               $        90.49
9/16/2003                Wire Transfer                        $     26,000.00
9/17/2003                ADP Taxes                                              $     7,518.89
9/17/2003      37773     Blue Shield of California                              $       316.00
9/17/2003      37774     Cash                                                   $       300.00
9/17/2003      37775     Federal Express                                        $        33.12
9/17/2003      37776     Health Net                                             $     2,187.92
9/17/2003      37777     Hodes Parking                                          $       360.00
9/17/2003      37778     Kevin Marino                                           $       143.81
9/17/2003      37779     Alice P.Neuhauser                                      $       239.64
9/17/2003      37780     Property Management Associates, I                      $     2,000.00
9/17/2003      37781     Recall                                                 $       551.69
9/17/2003      37782     Bowne of Los Angeles, Inc                              $       474.00
9/17/2003      37783     Federal Express                                        $        40.88
9/18/2003      8017      Payroll                                                $       980.59
9/18/2003      8018      Payroll                                                $    10,167.63
9/18/2003      8019      Payroll                                                $     1,332.84
9/18/2003      8020      Payroll                                                $     2,293.05
9/19/2003                ADP Fees                                               $        20.00
9/26/2003                ADP Fees                                               $        90.49
9/29/2003      37784     BMI Computers Inc.                                     $       322.59
9/30/2003                Wire Transfer                        $     17,000.00
9/30/2003                Morgan Lewis                         $    193,991.04













      TOTAL DISBURSEMENTS THIS PERIOD:                             256,991.04        56,651.91            --           --
                                                              ---------------        ---------     ---------    ----------
G.  Ending Balance (E less F)                                 $  1,187,222.43        46,610.56     $      --    $      --
                                                              ===============        =========     =========    ==========

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 23                        Page 3 of 3


H.  (1)  Collateral Account:
          a)  Depository Name and Location:    Chase Bank  1 Chase Manhattan Plaza, New York, NY 10081
          b)  Account Number:                               323221556
     (2)  Concentration Account:
          a)  Depository Name and Location:    Comerica Bank  10900 Wilshire Blvd, Los Angeles, CA 90024
          b)  Account Number:                              1891935460

I:  Other monies on hand:

The Kushner Locke Company PWI account      1891215236      $     1,000.00
Bank of Scotland - Pinocchio                 3506258       $ 1,012,031.17    Pound Sterling   Time Deposit
Bank of Scotland - Basil                     3506581       $   203,574.93    Pound Sterling   Time Deposit  (KL' s interest is 50%)
Allied Pinocchio                             10747301              920.11    Pound Sterling
Freeway\Kushner-Locke                       323-509487     $       255.95
Edge Entertainment                          1891152710     $       444.92
European Films LTD                          1890563818     $     7,051.58

I:  Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
    BLT Venture               178-71491-7           $  17,590.70
    BLT Venture               16-524173-1101        $      25.58
    KL MDP Sensation          60-066-930            $  17,724.61
    KL\7 Venture              1890-69-6360          $   9,340.08
    Denial Venture            1890-69-6501          $  42,214.54
    Cracker LLC               1891-04-1665          $   1,000.00
    Swing                     323-518095            $   6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.
                                                          /s/ Alice Neuhauser
                                                          ----------------------
                                                          Debtor in Possession